SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant                              |X|
Filed by Party other than the Registrant         |_|

Check the appropriate box:
  |_|    Preliminary Proxy Statement
  |_|    Confidential, for Use of the Commission Only
         (as permitted by Rule 14-6(e)(2)
  |X|    Definitive Proxy Statement
  |_|    Definitive Additional Materials
  |_|    Soliciting Material Pursuant to Sec. 240.14a-11(c) or 240.14a-12

                               FILENET CORPORATION
             (Exact name of Registrant as specified in its charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing by registration for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                _________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1997
                                _________________

     The 1997 Annual Meeting of the Stockholders of FileNet Corporation (the "Company") will be held at 9:00 a.m. local time, on May 20, 1997, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, for the following purposes:

          1. To elect a board of four directors for the ensuing year or until the election and qualification of their respective successors;

          2. To approve a series of amendments to the Company's 1995 Stock Option Plan, including an increase in the number of shares of Common Stock available for issuance thereunder by an additional 600,000 shares;

          3. To approve an amendment to the Company's 1988 Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 150,000 shares; and

          4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 21, 1997, the record date, will be entitled to notice of, and to vote at, the 1997 Annual Meeting and any adjournment thereof.


                                             By Order of the Board of Directors,

                                             /s/  Mark S. St. Clare

                                             Mark S. St. Clare
                                             Secretary

Costa Mesa, California
Dated:  April 11, 1997

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626

                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 20, 1997
                                _________________

                                 PROXY STATEMENT
                                _________________

                             SOLICITATION OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of FileNet Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, on May 20, 1997 at 9:00 a.m. local time, and at any and all adjournments or postponements thereof (the "Meeting").

     All shares represented by each properly executed, unrevoked proxy received in time for the Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the four nominees for election to the Board of Directors listed in the proxy, (ii) the approval of the amendments to the Company's 1995 Stock Option Plan, including the increase in the number of shares of Common Stock available for issuance thereunder by an additional 600,000 shares; and (iii) the approval of the amendment to the 1988 Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 150,000 shares.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the proxy. Attendance at the meeting will not, by itself, revoke a proxy.

     This proxy statement is being mailed to the Company's stockholders on or about April 11, 1997. The expense of soliciting proxies will be borne by the Company. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or oral communication by the Company's regular employees, who will not receive additional compensation for such solicitation.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 15,085,811 shares of the Company's Common Stock outstanding at the close of business on the record date, March 21, 1997, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each stockholder will be entitled to cast one vote for each share of the Company's Common Stock held of record by such stockholder on March 21, 1997.

     In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Meeting must be present or represented at the Meeting. Pursuant to Delaware law, directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted and will also be counted for purposes of determining whether stockholder approval of that item has been obtained. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of March 21, 1997 the amount and percentage of the outstanding shares of the Common Stock of the Company which, according to the information supplied to the Company, are beneficially owned by
(i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each person who is currently a director of the Company or is a nominee for election as a director of the Company, (iii) each named executive officer in the Summary Compensation Table which appears below and (iv) all current directors and executive officers of the Company as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting or dispositive power with respect to the shares which are deemed beneficially owned by such person or entity.

                                                  Total              Percent of
                                               Outstanding            Shares of
                                              Common Stock          Common Stock
                                              Beneficially          Beneficially
Name(2)                                          Owned (1)             Owned (1)
-------                                      -------------         -------------
Directors and 5% Holders
  Brinson Partners, Inc.(3)                    1,249,079                 8.3%
   209 South La Salle
   Chicago, IL 60604-1295
  PaineWebber Group Inc.(4)                    1,014,400                 6.7
   1285 Avenue of the Americas
   New York, NY 10019-6028
  Theodore J. Smith(5)                           306,423                 2.0
  J. Burgess Jamieson(6                           92,960                   *
  Frederick K. Fluegel(7)                         62,504                   *
  William P. Lyons(8)                             11,975                   *
  John C. Savage(9)                                8,999                   *

Named Executive Officers:
  Bruce A. Waddington (10)                        55,683                   *
  Mark S. St. Clare(11)                           49,028                   *
  Lewis H. Carpenter, Jr.(12)                     48,556                   *
  Fred H. Selby(13)                               16,253                   *

All executive officers and directors             774,391                 5.0%
as a group (14 persons)(14)

------------------------------------
* less than 1%

(1) Beneficial ownership and percentage of beneficial ownership as of March 21, 1997 for each person includes shares for which options held by such person are currently exercisable or will become exercisable within 60 days after March 21, 1997, as if such option shares were outstanding on March 21, 1997.
(2) The address of each individual named is 3565 Harbor Boulevard, Costa Mesa, California 92626, unless otherwise indicated.
(3) Pursuant to Schedule 13G filed February 13, 1997 with the Securities and Exchange Commission (the "SEC"), Brinson Partners, Inc. reported that as of December 31, 1996 it shared (i) power to vote 1,249,079 shares and (ii) dispositive power of 1,249,079 shares.
(4) Pursuant to Schedule 13G filed February 14, 1997 with the SEC, PaineWebber Group Inc. reported that as of December 31, 1996 it (i) had sole power to vote 804,900 shares and (ii) shared dispositive power of 1,014,400 shares.
(5) Includes 81,673 shares held by the Theodore J. Smith Family Trust as to which shares Mr. Smith, as co-trustee for this trust, has shared voting and dispositive power. Also includes 224,750 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(6) Includes 14,746 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(7) Includes 6,555 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(8) Represents shares held by the Lyons Family Trust as to which shares Mr. Lyons, as co-trustee for this trust, has shared voting and dispositive power. Also includes 10,975 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(9) Includes 6,366 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(10) Includes 51,670 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(11) Includes 42,884 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(12) Includes 46,250 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(13) Includes 13,785 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.
(14) Includes shares held by the Theodore J. Smith Family Trust and the Lyons Family Trust whose representatives or family members are members of the Company's Board of Directors (see footnotes 5 and 8). Also includes 524,215 shares obtainable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 21, 1997.

                        EXECUTIVE OFFICERS OF THE COMPANY


The executive officers of the Company as of March 21, 1997 are as follows:



           Name               Age                    Position

Theodore J. Smith             67        Chairman of the Board, President and Chief Executive Officer since the Company's inception in 1982.

Lewis H. Carpenter, Jr.       43        Vice President of the Company and President - Saros Business Unit
                                        since October 1996.  From November 1991 to October 1996,
                                        Mr. Carpenter served as Senior Vice President - International.

William J. Kreidler           53        Vice President - Operations since August 1992.  From December 1988 to August 1992, Mr. Kreidler served as Vice President - General
                                        Manager for Sankyo Seiki Mfg., Ltd., Tape Products Division, a
                                        manufacturer of computer tape drive products and sub-systems.

Jordan M. Libit               48        Vice President - Marketing since February 1992 and Chief Marketing
                                        Officer since June 1996.

Dennis A. Mack                52        Senior Vice President - Customer Services and Support since
                                        March 1990.

Audrey N. Schaeffer           52        Vice President - Human Resources since January 1993, Director of
                                        Administration from March 1986 to January 1993, and Assistant
                                        Secretary since April 1988.

Fred H. Selby                 50        Senior Vice President - North American Sales since January 1996,
                                        Vice President - Eastern Region April 1993 to January 1996.  From
                                        1983 to 1993 Mr. Selby was with Prime Computer, Inc. and served as its Vice President - U.S. Sales from 1991 until he left the company.

Mark S. St. Clare             50        Senior Vice President - Finance and Chief Financial Officer since
                                        January 1985 and Secretary since June 1993.

Bruce A. Waddington           46        Senior Vice President - Engineering since June 1993 and Chief
                                        Technology Officer since March 1996.  From June 1991 to June 1993
                                        Mr. Waddington was Vice President - Workstation and Communications
                                        Software.

Jim H. Wilson                 45        Vice President of the Company and General Manager - Watermark
                                        Business Unit since May 1996.  From May 1993 to May 1996, Mr.
                                        Wilson served as Vice President - Engineering of Watermark
                                        Software, Inc.  From 1987 to May 1993 Mr. Wilson served as a
                                        Senior Development Manager with Lotus Development Corporation.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation earned for services rendered in all capacities to the Company for the fiscal year ended December 31, 1996 (designated as the 1996 year below), the fiscal year ended December 31, 1995 (designated as the 1995 year below) and the fiscal year ended January 1, 1995 (designated as the 1994 year below), respectively, by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 for the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers"). No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the fiscal year ended December 31, 1996 resigned or terminated employment during the fiscal year.


                           Summary Compensation Table

                                                   Annual Compensation                          Long-Term       All Other
                                                   -------------------                         Compensation      Compen-
Name and Principal Position                                                                       Awards         sation(4)
---------------------------                                                                       ------         --------
                                                                                                   Stock
                                                                                                  Options
                                                                                                  (Shares)
                                          Year       Salary(1)      Bonus(2)       Other          --------
                                          ----       --------       --------       Annual
                                                                                  Compen-
                                                                                  sation(3)
                                                                                  ---------
Theodore J. Smith                         1996       $349,385             --           --          30,000       $21,426
   Chairman of the Board, President,      1995        316,909       $157,000           --          35,000        22,356
   and Chief Executive Officer            1994        298,930        178,909           --          30,000        14,479

Mark S. St. Clare                         1996        201,417(5)          --           --          15,634         4,094
   Senior Vice President - Finance,       1995        183,282         70,000           --          25,000         3,527
   and Chief Financial Officer            1994        170,661         72,875           --          15,000         3,412

Lewis H. Carpenter, Jr.                   1996        196,630             --     $106,780          20,000         2,275
   Vice President of the Company and      1995        174,927         48,164           --          15,000         2,460
   President - Saros Business Unit        1994        165,635         65,260           --          15,000         1,678

Bruce A. Waddington                       1996        185,070             --           --          20,000         2,688
   Senior Vice President - Engineering    1995        168,357         53,376           --          15,000         2,460
   and Chief Technology Officer           1994        158,655         60,449           --          15,000         2,182

Fred H. Selby(6)                          1996        182,704             --      115,172          15,000         3,426
   Senior Vice President - North          1995             --             --           --              --            --
   American Sales                         1994             --             --           --              --            --

------------

(1) Includes amounts deferred under (i) the Company's Employee Savings and Investment Plan, a tax-qualified plan under Section 401(k) of the Internal Revenue Code, and (ii) the Company's Deferred Compensation Plan.

(2) Annual bonus amounts are earned and accrued for the fiscal year in which reported, but are paid after the close of that fiscal year. There were no bonus amounts earned in 1996.

(3) This column sets forth amounts related to reimbursed relocation expenses plus the tax gross-up for the portion includable as taxable income.

(4) Includes (a) the following premiums paid by the Company for fiscal 1996 on certain term-life insurance policies maintained for the Named Executive Officers under which such individuals designate their own beneficiaries:
     $20,225,  $2,893,  $1,074, $1,487 and $2,225 for Messrs.  Smith, St. Clare,
     Carpenter, Waddington and Selby, respectively, and (b) a $1,201 contribution for fiscal year 1996 made by the Company on behalf of each Named Executive Officer to the Section 401(k) Plan which matches a portion of his contribution to the same plan.

(5) Includes $19,971 applied by Mr. St. Clare for the acquisition of special option grants under the Company's Salary Reduction Option Grant Program.

(6) Mr. Selby became an executive officer as a result of his promotion to Senior Vice President - North American Sales, effective January 2, 1996.

                        Option Grants in Last Fiscal Year

     The following table provides information on option grants made in the 1996 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                                       Individual Grants                                 Potential Realizable Value
                                                                                         at Assumed Annual Rates
                                                                                        of Stock Price Appreciation
                                                                                                    for
                                                                                               Option Term(1)
                            ----------------------------------------------------       --------------------------

           Name               Number of   % of Total    Exercise    Expiration              5%           10%
           ----              Securities     Options      Price         Date                ----         -----
                             Underlying   Granted to     ($/Sh)     ----------
                               Options     Employees    --------
                               Granted     in Fiscal
                                (#)(2)       Year
                             ----------   ----------
Theodore J. Smith                30,000           2.2    $35.13     12/11/06             $662,563    $1,678,931

Mark S. St. Clare                 634(3)          .05     15.75     01/02/06               38,810        67,714
                                 15,000           1.1     35.13     12/11/06              331,281       839,466

Lewis H. Carpenter, Jr.          10,000            .7     26.13     10/02/06              164,273       416,268
                                 10,000            .7     35.13     12/11/06              220,854       559,644

Bruce A. Waddington              20,000           1.5     35.13     12/11/06              441,708     1,119,288

Fred H. Selby                    15,000           1.1     35.13     12/11/06              331,281       839,466

--------------------

(1) The assumed 5% and 10% annual rates of stock price appreciation are for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) Each option was granted under the Company's 1995 Stock Option Plan and (other than the first indicated grant for Mr. St. Clare) will become exercisable for the option shares in four successive equal annual installments over the optionee's period of service with the Company measured from the December 12, 1996 grant date (or the October 3, 1996 grant date for the first 10,000-share option indicated for Mr. Carpenter). However, each option will become immediately exercisable for all the option shares in the event the Company is acquired by merger or asset sale, unless the option is to be assumed by the successor entity. Should the option be assumed in the acquisition, then that option will subsequently become exercisable for all the option shares in the event the optionee's employment is terminated (whether involuntarily or through a forced resignation) within 12 months after the acquisition. The option will also accelerate in full in the event the optionee's employment is terminated within 12 months after a change of control of the Company (whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in the composition of the Board effected through one or more contested elections for Board membership). Each option has a maximum term of 10 years, subject to earlier termination following the optionee's termination of employment.

(3) On January 2, 1996, Mr. St. Clare was, in connection with his election to reduce his salary for the 1996 calendar year by $19,971, granted an option for 634 shares under the Salary Reduction Option Grant Program in effect under the 1995 Stock Option Plan. The option has an exercise price of $15.75 per share, one-third of the fair market value per share of the Common Stock on the grant date ($47.25). Accordingly, the spread on the option shares at the time of grant (the fair market value of those shares less the aggregate exercise price) was equal to the amount of the salary reduction to be in effect for Mr. St. Clare during the 1996 calendar year. The option became exercisable for the option shares in a series of 12 successive equal monthly installments upon his completion of each month of service during the 1996 calendar year. The option has a maximum term of 10 years measured from the grant date, subject to earlier termination 3 years following the optionee's termination of employment.

    Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

     The following table sets forth certain information with respect to the Named Executive Officers concerning their exercise of options during fiscal 1996 and the unexercised options held by them at the close of such fiscal year. No stock appreciation rights were held or exercised by the Named Executive Officers at any time during the 1996 fiscal year.

                                                                 Number of Unexercised      Value of Unexercised
                                                                   Options at Fiscal           In-the-Money
                                                                       Year End                 Options at
                                                                   (Number of Shares)        Fiscal Year End(1)
                                                                   ------------------        ------------------
           Name            Shares Acquired        Value                Exercisable/               Exercisable/
          -----            on Exercise (#)   Realized ($)(2)          Unexercisable              Unexercisable
                           ---------------   ---------------          --------------             -------------
Theodore J. Smith.........              --                --         218,750 / 98,250        $3,994,610 / 464,040

Mark S. St. Clare.........              --                --          39,831 / 54,803           399,001 / 232,855

Lewis H. Carpenter, Jr....           7,500          $257,775          43,250 / 54,250           457,990 / 311,960

Bruce A. Waddington.......              --                --          39,670 / 67,170           627,250 / 607,860

Fred H. Selby.............              --                --           9,850 / 42,550            55,540 / 123,880



(1) Calculated on the basis of the average of the high and low selling prices of the Company's Common Stock on December 31, 1996 ($31.50), the last trading day in fiscal 1996, minus the exercise price of the option, multiplied by the number of shares subject to the option.

(2) The excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for such shares.

             Compensation Committee Report on Executive Compensation

     It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the 1995 Stock Option Plan.

     The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

     The Company retains the services of an independent compensation consulting firm to advise the Committee as to how the Company's executive compensation compares to that of companies within and outside of the industry.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 1996 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Base Salary. In setting base salaries, the Compensation Committee reviews published compensation survey data for its industry. The Committee has also identified a group of companies for comparative compensation purposes for which it reviews detailed compensation data incorporated into their proxy statements. This group is comprised of approximately nine companies. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers. For the 1996 fiscal year, the base salary of the Company's executive officers ranged from the 40th percentile to the 60th percentile of the base salary levels in effect for comparable positions in the surveyed compensation data.

     Annual Incentives. The annual incentive bonus for the Chief Executive Officer is based on a percentage of his base pay (50% for the 1996 fiscal year) but is adjusted to reflect the actual financial performance of the Company in comparison to the Company's business plan. No bonus is paid if the Company's earnings per share (EPS) is less than 70% of plan; 100% of the bonus is paid if the Company's EPS is 100% of plan and 200% of the bonus is paid if the Company's EPS is equal to or greater than 125% of plan. The actual bonus is calculated on a pro rata basis between these points. The other executive officers of the Company are also awarded annual incentive bonuses equal to a percentage of base salary (30-40% for fiscal 1996) on the basis of the Company's performance to plan as measured in terms of EPS, with additional consideration given to attainment of individual goals. Based on the Company's performance during fiscal year 1996, no bonuses were awarded to executive officers.

     Long Term Incentives. Generally, stock option grants are made annually by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option becomes exercisable in successive annual installments over a 4-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

     The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

     CEO Compensation. In setting the total compensation payable to the Company's Chief Executive Officer for the 1996 fiscal year, the Compensation Committee sought to have it competitive with other companies in the surveyed group, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

     The Compensation Committee adjusted Mr. Smith's base salary for the 1996 fiscal year in recognition of his personal performance and with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Smith's base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. For the 1996 fiscal year, Mr. Smith's base salary was approximately at the average of the base salary levels of other chief executive officers at the surveyed companies.

     The remaining components of Mr. Smith's 1996 fiscal year compensation, however, were primarily dependent upon corporate performance. Mr. Smith was eligible for a cash bonus for the 1996 fiscal year conditioned on the Company's attainment of EPS goals with additional consideration to be given to individual business plan objectives. No bonus, however, was paid to him for fiscal 1996 because the Company failed to attain its EPS goal. The Compensation Committee awarded a stock option grant to Mr. Smith in fiscal 1996 in order to provide him with an equity incentive to continue contributing to the financial success of the Company. The option will have value for Mr. Smith only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1997 will exceed that limit. The Company's 1995 Stock Option Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

    Submitted by the Compensation Committee of the Company's Board of Directors:

                                             Compensation Committee

                                             Frederick K. Fluegel, Chairman
                                             J. Burgess Jamieson
                                             William P. Lyons




           Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is composed of Messrs. Fluegel, Jamieson and Lyons. No member of the Compensation Committee was at any time during the 1996 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

                          Stock Price Performance Graph

     The following graph compares the five year cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Services Index for the period from December 31, 1991 to December 31, 1996.


[GRAPH APPEARS HERE]

Measurement Period           FILENET        S&P          NASDAQ
(Fiscal Year Covered)        CORPORATION    500 INDEX    C&DPS INDEX
---------------------        -----------    ---------    -----------
Measurement Pt- 12/31/91      $100           $100         $100
FYE  01/03/93                 $ 91           $116         $108
FYE  01/02/94                 $ 86           $134         $114
FYE  01/01/95                 $109           $131         $138
FYE  12/31/95                 $189           $185         $211
FYE  12/31/96                 $129           $227         $260

Assumes $100 invested on December 31, 1991 in the Company's Common Stock and in the stock of each of the other Indices.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings made by the Company under those statutes, neither the preceding Compensation Committee Report on Compensation nor the Stock Price Performance Graph will be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

              Employment Contracts and Change in Control Agreements

     None of the Company's executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as administrator of the Company's 1995 Stock Option Plan to provide for the accelerated vesting of the shares of Common Stock which are subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the 1995 Stock Option Plan (including any previously outstanding options under the Company's predecessor 1986 Stock Option Plan which were incorporated into the 1995 Plan at the time of its implementation), in the event their employment were to be terminated (whether involuntarily or through a forced resignation) within a designated period (not to exceed 18 months) following (i) an acquisition of the Company by merger or asset sale, (ii) a successful tender for more than 50% of the Company's outstanding Common Stock or (iii) a change in the majority of the Board as a result of one or more contested elections for Board membership. The option grants made to the Named Executive Officers during the 1996 fiscal year, together with all prior option grants held by such individuals, contain such acceleration provisions which will be triggered in the event the individual's employment is terminated within 12 months following the change in control event.

          COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it with respect to fiscal year 1996 and the written representations received from certain reporting persons that no other reports were required, the Company believes that all directors, executive officers and persons who own more than 10% of the Company's Common Stock have complied with the reporting requirements of Section 16(a).

                                   Proposal 1

                              ELECTION OF DIRECTORS

     Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. Pursuant to the Company's Bylaws and a resolution adopted by a majority of the authorized number of directors, the authorized number of members of the Board of Directors has been set at four.

     Each of the Company's nominees for election to the Board of Directors currently serves as a director of the Company and each such nominee was elected to his present term of office by the stockholders of the Company. Each nominee first became a director of the Company in the year set forth below and has continually served as a director of the Company since then.

                                                                      Year First
  Name, Age, Principal Occupation or Position,                        Became
  and Directorships of Other Publicly Owned Companies                 a Director
  ---------------------------------------------------                 ----------

  Frederick K. Fluegel, 57, General Partner of Matrix Partners, L.P.,       1982
  a venture capital investment firm.  Director of Clarify, Inc.

  William P. Lyons, 52, President, Chief Executive Officer and a            1992
  director of ParcPlace-Digitalk, Inc.

  John C. Savage, 49, General Partner of Glenwood Capital Partners,         1982
  L.P.,a venture buy-out firm and, since 1995, General Partner of Redwood Partners, L.P., a venture buy-out firm. Director of OrCad, Inc. and of Mattson Technology, Inc.

  Theodore J. Smith, 67, Chairman of the Board, Chief Executive Officer     1982
  and President of the Company.


     Except as otherwise indicated, during the past five years, each of the nominees has held the same position with the same entities as listed above.

     J. Burgess Jamieson, 66, a director of the Company since 1982 and a member of the Compensation and Audit Committees, has decided not to stand for reelection at the Meeting.

     The Board of Directors held 10 meetings (including 2 unanimous written consents in lieu of a meeting) during the fiscal year ended December 31, 1996. Each director attended or participated in at least 90% of the aggregate number of meetings of the Board of Directors held during such period and meetings held during such period by all committees of the Board of Directors on which that director served.

     The Company has standing Audit and Compensation Committees, but has not established a Nominating Committee. Messrs. Savage, Fluegel and Jamieson comprise the Audit Committee. The Audit Committee met once during the fiscal year ended December 31, 1996. The Audit Committee's responsibilities include recommending the selection of the Company's independent public accountants to the Board of Directors, as well as reviewing the (i) scope and results of the audit engagement with the independent public accountants and management,
(ii) adequacy of the Company's internal accounting control procedures, (iii) independence of the independent public accountants and (iv) the range of audit and non-audit fees charged by the independent public accountants. During fiscal year 1996, Messrs. Jamieson, Fluegel and Lyons comprised the Compensation Committee, which met five times during the fiscal year ended December 31, 1996. The Compensation Committee reviews and approves executive salaries, considers awards to be granted under the Company's officer bonus plan, has the exclusive authority to make stock option grants under the 1995 Stock Option Plan to the Company's executive officers and performs other related functions upon request of the Board of Directors. Either the Compensation Committee or the full Board of Directors may award option grants to all other eligible individuals under the 1995 Stock Option Plan.

Board Compensation and Benefits

     Each director who is not an employee of the Company is reimbursed for actual expenses incurred in attending Board meetings. In addition, each non-employee director received the following compensation for his Board service during fiscal 1996: (i) an annual retainer fee of $12,000; (ii) a fee of $1,500 for each Board meeting attended; and (iii) a fee of $1,000 for each Committee meeting attended which was not held on the same day as a Board meeting.

     At the 1996 Annual Stockholders Meeting held on May 8, 1996, Messrs. Fluegel, Savage, Lyons and Jamieson each received, upon their reelection to the Board, a stock option for 3,500 shares of the Company's Common Stock under the Automatic Option Grant Program in effect for non-employee Board members under the 1995 Stock Option Plan. Each option has an exercise price of $53.50 per share, the fair market value per share of Common Stock on the grant date. Each option will become exercisable for the option shares in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. The option has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service.

     On January 2, 1997, Messrs. Savage and Jamieson, in connection with their election to apply their $12,000 cash retainer fee for the 1997 fiscal year to the acquisition of a special option grant under the Director Fee Option Grant Program in effect under the 1995 Stock Option Plan, were each granted an option for 573 shares under that program. Each option has an exercise price of $10.46 per share, one-third of the fair market value per share of the Common Stock on the grant date ($31.38). Accordingly, the spread on the option shares at the time of grant (the fair market value of those shares less the aggregate exercise price) was equal to the cash retainer fee each individual elected to apply to the grant. Each option will become exercisable for the option shares in a series of 12 successive equal monthly installments upon the optionee's completion of each month of Board service during the 1997 calendar year. Each such option will immediately become exercisable for all the option shares in the event any of the following transactions should occur while the optionee continues in Board service: (i) the optionee dies or becomes permanently disabled, (ii) the Company is acquired by merger or asset sale or (iii) there is a change in control of the Company (whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in the composition of the Board effected through one or more contested elections for Board membership). Each option has a maximum term of 10 years measured from the grant date, subject to earlier termination 3 years following the optionee's cessation of Board service.

     Non-employee Board members reelected to the Board at the Meeting will each receive an option grant for 3,500 shares of the Company's Common Stock under the Automatic Option Grant Program in effect under the 1995 Stock Option Plan. For further information concerning the terms of those options, please see the description of the Automatic Option Grant Program in Proposal 2 below "Approval of Amendments to the 1995 Stock Option Plan."

Stockholder Approval

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the four nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL FOUR NOMINEES NAMED ABOVE.

                                   Proposal 2

              APPROVAL OF AMENDMENTS TO THE 1995 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve a series of amendments to the Company's 1995 Stock Option Plan (the "1995 Plan") that will effect the following changes: (i) increase the number of shares of Common Stock issuable under the 1995 Plan by an additional 600,000 shares, (ii) render non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the 1995 Plan, (iii) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iv) eliminate the existing limitation of the 1995 Plan which precludes the grant of additional incentive stock options under the federal tax laws once the total number of shares issued under the plan, whether as vested or unvested shares, exceeded 3,050,000 shares and (v) effect a series of additional changes to the provisions of the 1995 Plan (including the stockholder approval requirements and transferability of non-statutory options) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the 1995 Plan from the short-swing liability provisions of the federal securities laws.

     The amendments are designed to assure that a sufficient reserve of Common Stock is available under the 1995 Plan in order for the Company to provide a comprehensive equity incentive program for the Company's officers, employees and non-employee Board members which will encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The amount of shares for which options will be granted to each newly-hired or continuing employee will be based on competitive market conditions and individual performance. The amendments will also enhance the Company's opportunity to provide additional equity incentives to attract and retain the services of qualified non-employee Board members and will eliminate a number of limitations and restrictions previously incorporated into the 1995 Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

     The 1995 Plan became effective on May 24, 1995 upon approval by the stockholders at the 1995 Annual Meeting and serves as the successor to the Company's predecessor 1986 Stock Option Plan. The amendments to the 1995 Plan that are the subject of this Proposal were adopted by the Board as of March 20, 1997. The following is a summary of the principal features of the 1995 Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Costa Mesa, California.

Equity Incentive Programs

     The 1995 Plan contains five (5) separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Reduction Option Grant Program, (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program, and (v) a Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant Program and Stock Issuance Program with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee and the full Board each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The term Plan Administrator, as used in this summary, will mean either the Compensation Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1995 Plan. The Compensation Committee will also have the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Reduction Option Grant Program, but neither the Compensation Committee nor the Board will exercise any other administrative discretion under that program or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under these three latter programs will be made in strict compliance with the express provisions of each such program, and stockholder approval of the amendments subject to this Proposal which constitute pre-approval of all option grants subsequently made pursuant to the express provisions of those programs and the subsequent exercise of those options in accordance with their terms.

Share Reserve

     The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1995 Plan may not exceed 3,712,415 shares, including the 600,000-share increase for which stockholder approval is sought as part of this Proposal. However, not more than 3,261,855 shares may be issued under the 1995 Plan after March 21, 1997. In no event may any individual participant in the 1995 Plan be granted stock options and direct stock issuances for more than 200,000 shares in the aggregate per calendar year.

     The shares of Common Stock issuable under the 1995 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

     Shares subject to any outstanding options under the 1995 Plan (including options incorporated from the predecessor 1986 Stock Option Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1995 Plan will also be available for reissuance.

Eligibility

     Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly compensated employees will also be eligible to participate in the Salary Reduction Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     As of March 21, 1997, 10 executive officers, 4 non-employee Board members and approximately 900 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, approximately 10 executive officers were eligible to participate in the Salary Reduction Option Grant Program, and 4 non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

     The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the average between the high and low selling prices per share on that date on the Nasdaq National Market. On March 21, 1997, the fair market value per share was $16.25.

Discretionary Option Grant Program

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Under the amended 1995 Plan, there will no longer be in effect the prior limitation which precluded the grant of additional incentive stock options once the number of shares issued under the plan, whether as vested or unvested shares, exceeded 3,050,000 shares. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten (10) years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Salary Reduction Option Grant Program

     The Plan Administrator will have complete discretion in implementing the Salary Reduction Option Grant Program for one or more calendar years and in selecting the executive officers and other highly compensated individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce, by a designated multiple of one percent (1%), his or her base salary for the upcoming calendar year. The salary reduction amount must not be less than the greater of (i) five percent (5%) of the participant's base salary for the year or (ii) Ten Thousand Dollars ($10,000.00), and may not be more than the lesser of (i) twenty-five percent (25%) of his or her base salary or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization will be granted a stock option under the Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Salary Reduction Option Grant Program summarized below and the subsequent exercise of that option in accordance with its terms.

     Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

          - Each option will be a non-statutory option.

          - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

          - The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

          - Each option will remain outstanding for vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date the optionee's service terminates.

Stock Issuance Program

     Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued solely as a bonus for past services.

     The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The following requirements will govern the applicable vesting schedule:

          - For any shares which are to vest solely through the participant's performance of services, the Plan Administrator will impose a minimum service period of at least three (3) years before any of the shares will vest.

          - For any shares which are to vest upon the participant's performance of services and the Company's attainment of one or more prescribed performance milestones, the Plan Administrator will impose a minimum service period of at least one (1) year.

     The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

Automatic Option Grant Program

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after May 24, 1995, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for 10,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, at each annual stockholders meeting, beginning with the 1996 Annual Meeting, each individual who is reelected as a non-employee Board member will automatically be granted at that meeting a stock option to purchase 3,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 3,500 share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 3,500-share option grants over their period of Board service. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with its terms.

     Each option under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest (and the Company's repurchase rights will lapse) in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the option grant date.

     The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the outstanding voting securities or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

Director Fee Option Grant Program

     Each non-employee Board member will have the right to apply all or a portion of his total retainer fee otherwise payable in cash each year (currently $12,000) to the acquisition of a special option grant under the Director Fee Option Grant Program. The grant will automatically be made on the first trading day in January following the filing of the stock-in-lieu of cash election and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the total dollar amount of the retainer fee subject to the director's election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the director's election. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Director Fee Option Grant Program summarized below and the subsequent exercise of that option in accordance with its terms.

     The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any unvested shares subject to the option at the time. However, the option will remain exercisable for the vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of Board service. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for such shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of Board service.

Stock Awards

     The table on the following page shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1995 Plan since the May 24, 1995 effective date through March 21, 1997, together with the weighted average exercise price payable per share. The number of shares and weighted average exercise price calculations include all options granted during the indicated period and subsequently regranted at a lower exercise price per share pursuant to the option cancellation/regrant program described below. No direct stock issuances have been made to date under the 1995 Plan.

================================================================================
                               OPTION TRANSACTIONS
================================================================================

                                         Options Granted        Weighted Average
      Name                             (Number of Shares)       Exercise Price
--------------------------------------------------------------------------------
Theodore J. Smith                            65,000                $38.19
Chairman of the Board, President
and Chief Executive Officer
--------------------------------------------------------------------------------
Mark S. St. Clare                            40,634                $38.33
Senior Vice President - Finance
and Chief Financial Officer
--------------------------------------------------------------------------------
Lewis H. Carpenter, Jr.                      35,000                $35.00
Vice President of the Company and
President - Saros Business Unit
--------------------------------------------------------------------------------
Bruce A. Waddington                          35,000                $37.57
Senior Vice President - Engineering
and Chief Technology Officer
--------------------------------------------------------------------------------
Fred H. Selby                                40,000                $38.69
Senior Vice President -
North American Sales
--------------------------------------------------------------------------------
All executive officers as a                 312,746                $38.28
group (10)
--------------------------------------------------------------------------------
Frederick K. Fluegel                          3,880                $49.80
--------------------------------------------------------------------------------
J. Burgess Jamieson                           4,453                $44.74
--------------------------------------------------------------------------------
William P. Lyons                              3,500                $53.50
--------------------------------------------------------------------------------
John C. Savage                                4,073                $47.45
--------------------------------------------------------------------------------
All non-employee directors as                15,906                $41.15
a group (4)
--------------------------------------------------------------------------------
All employees, including current          1,630,787                $35.81
officers who are not executive
officers, as a group
================================================================================

     As of March 21, 1997, 2,548,661 shares of Common Stock were subject to outstanding options under the 1995 Plan, and 713,194 shares remained available for future issuance, including the 600,000-share increase for which stockholder approval is sought as part of this Proposal. Through March 21, 1997, 450,560 shares of Common Stock have been issued under the 1995 Plan.

     On August 8, 1996, the Plan Administrator implemented an option cancellation/regrant program for all employees of the Company (other than the Company's executive officers). Pursuant to that program, each such employee was given the opportunity to surrender his or her outstanding options under the 1995 Plan with exercise prices in excess of $26.00 per share in return for a new option grant for the same number of shares but with an exercise price of $26.00 per share, the fair market value per share of Common Stock on the August 8, 1996 grant date of the new option. Options for a total of 530,571 shares with a weighted average exercise price of $48.98 per share were surrendered for cancellation, and new options for the same number of shares were granted with the $26.00 per share exercise price. Each new option has a maximum term of ten
(10) years measured from the August 8, 1996 grant date and will become exercisable in a series of four (4) successive equal annual installments upon the optionee's completion of each year of service over the four (4)-year period measured from such grant date, with no credit given for any vesting earned under the canceled higher-priced option.

New Plan Benefits

     As of March 21, 1997, no option grants or direct stock issuances have been made under the 1995 Plan on the basis of the 600,000-share increase for which stockholder approval is sought as part of this Proposal.

Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

     Each option outstanding under the Salary Reduction Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event of an acquisition or change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Changes in Capitalization

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 1995 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Amendment and Termination

     The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on May 24, 2005.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

     Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one
(1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuance

     The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

     Under current accounting principles, neither the grant nor the exercise of options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options under the 1995 Plan may be a factor in determining the Company's earnings per share on a fully-diluted basis.

Stockholder Approval

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the amendments to 1995 Plan. Should such stockholder approval not be obtained, then any stock options granted under the 1995 Plan on the basis of the 600,000-share increase which forms part of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. In addition, non-employee Board members will not be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs under the Plan, and certain other changes to the 1995 Plan (including the stockholder approval requirements) that were intended to take advantage of the recent amendments to Rule 16b-3 of the Exchange Act will not be implemented. Finally, the prior limitation of the 1995 Plan which precluded the grant of additional incentive stock options once more than 3,050,000 shares have been issued under the 1995 Plan will be reinstated. In the absence of such stockholder approval, the 1995 Plan will remain in existence in accordance with the provisions of the plan document in effect immediately prior to the new amendments, and stock options and direct stock issuances may continue to be made under the 1995 Plan until the share reserve as last approved by the stockholders is issued.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1995 PLAN.

                                   Proposal 3

                            APPROVAL OF AMENDMENT TO
                 THE 1988 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

     The Company's stockholders are also being asked to approve an amendment which will increase the number of shares of Common Stock issuable under the Company's 1988 Employee Qualified Stock Purchase Plan (the "Purchase Plan") by an additional 150,000 shares. The proposed share increase will allow the Company to maintain a sufficient share reserve to (i) provide individuals employed in the Company's U.S. operations with the continuing opportunity to acquire an equity interest in the Company through a payroll-deduction based stock purchase program and to (ii) make enough shares available to the Company to extend the program for the first time to individuals employed in one or more of the Company's foreign operations. The existing share reserve under the Purchase Plan is not large enough to fund the U.S. employee base beyond the current offering period, and the expansion of the program to the Company's foreign operations would likely create a further drain on the available share reserve as a result of the expected increase in the number of Purchase Plan participants.

     The Purchase Plan was initially adopted by the Board and approved by the stockholders in 1988. The Purchase Plan has subsequently been amended on several occasions to increase the number of issuable shares and to make certain other changes to the Purchase Plan, and each such amendment has been approved by the stockholders. The current share increase was approved by the Board as of March 20, 1997.

     The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal offices in Costa Mesa, California.

Share Reserve

     Upon stockholder approval of the 150,000-share increase subject to this Proposal, the maximum number of shares which may be issued over the term of the Purchase Plan will be increased to 600,000 shares. However, not more than 171,945 shares of Common Stock may be issued under the Purchase Plan after March 31, 1997, the most recent purchase date under the Purchase Plan.

     In the event that any change is made to the outstanding shares of Common Stock by reason of any recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%) of the fair market value of the Common Stock) or other change in corporate structure, appropriate adjustments will be made to (i) the number and/or class of securities issuable under the Purchase Plan, (ii) the maximum number and/or class of securities purchasable per participant per offering period and (iii) the number and/or class of securities subject to each outstanding option and the option price payable per share.

Administration

     The Purchase Plan is currently administered by the Compensation Committee which has in such capacity full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in administration of the Purchase Plan will be paid by the Company without charge to participants. Day to day administration of the Purchase Plan is the responsibility of Company management.

Eligibility

     Any individual who is employed on a basis under which he or she is regularly expected to work more than twenty (20) hours per week for more than five (5) months per calendar year and who has been employed in that capacity by the Company for at least one year, determined one month prior to the commencement of an offering period under the Purchase Plan, will be eligible to participate in the Purchase Plan for that offering period.

     As of March 21, 1997, approximately 900 employees (including 10 executive officers) were eligible to participate in the Purchase Plan.

Offering Periods; Option Grants

     Shares are issued under the Purchase Plan through a series of successive offering periods, each of six (6) months duration. The Plan Administrator determines the start date of each offering period, and each participant will be granted a separate option to purchase shares of Common Stock for each offering period in which he or she participates. The option will be granted on the first day of the offering period and will be automatically exercised on the last day of that offering period. Each option entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the offering period by the purchase price in effect for that period. In no event may any one participant purchase more than 1,000 shares per offering period.

Purchase Price

     The purchase price of the Common Stock purchasable upon exercise of an option during any offering period under the Purchase Plan will be equal to the 85% of the lower of (i) the fair market value per share of Common Stock on the first day of the offering period or (ii) the fair market value per share of Common Stock on the last day of the offering period. The fair market value of the Common Stock on any relevant date is the mean between the high and low selling prices per share of Common Stock for the trading day preceding such date, as reported on the Nasdaq National Market. On March 21, 1997, the fair market value per share of Common Stock was $16.25, based upon the mean between the high and low selling prices per share on the Nasdaq National Market.

Payroll Deductions

     Each participant may, through authorized payroll deductions, contribute to the Purchase Plan any multiple of one percent (1%), up to a maximum of five percent (5%), of his or her base salary for the offering period. On the last day of each offering period, the payroll deductions of each participant will be automatically applied to exercise the option and the purchase of whole shares of Common Stock at the purchase price in effect for such offering period.

Special Limitations

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

     - Options may not be granted to any individual who owns stock (including stock purchasable under any outstanding options) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

     - The option granted to a participant may not permit such individual to purchase Common Stock at a rate in excess of $25,000 worth of Common Stock (valued at the time each option is granted) for each calendar year the option remains outstanding at any time.

Cessation of Participation

     All payroll deductions will cease upon the participant's election to withdraw from the Purchase Plan. A participant's accumulated payroll deductions for a particular offering period will be refunded if he or she withdraws from that offering period more than two (2) weeks prior to the close of that period. Should the participant withdraw during the last two (2) weeks of an offering period, his or her accumulated payroll deductions will be applied to the purchase of shares at the end of that offering period. A participant who withdraws from an offering period may not rejoin that offering period at a later date and must wait until the start of a new offering period to rejoin the Purchase Plan.

     An individual will also cease participation in the Purchase Plan upon his or her cessation of employment or, under certain circumstances, upon his or her commencement of leave of absence. In such event, his or her outstanding option under the Purchase Plan will terminate, and any payroll deductions which the participant may have made with respect to the terminated option will be refunded.

     In addition, the Company may terminate the Purchase Plan at any time to be effective immediately following the last day of the then current offering period.

Stockholder Rights

     No participant will have any stockholder rights with respect to the shares covered by his or her options until the shares are actually purchased on the participant's behalf and the share certificates for the purchased shares are issued. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

Assignability

     No options will be assignable or transferable by the participant, except by will or the laws of inheritance following the participant's death. Each option will, during the lifetime of the participant, be exercisable only by the participant.

Merger of Company

     Upon a merger in which the Company is not the surviving corporation, all outstanding options will terminate immediately prior to such merger unless the options are assumed or replaced by the acquiring entity. Each option which is to terminate may be exercised immediately prior to the merger by applying all payroll deductions previously collected from participants during the offering period in which such merger occurs to the purchase of whole shares of Common Stock, subject to the limitation on the maximum number of shares purchasable by a participant per offering period.

Amendment and Termination

     The Board may from time to time alter, amend, suspend or discontinue the provisions of the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant in any one offering period, except in connection with certain changes in the Company's capital structure, (ii) modify the requirements for eligibility to participate in the Purchase Plan or (iii) amend the Purchase Plan in any manner that would cause the Purchase Plan to cease to qualify as an employee stock purchase plan under
Section 423 of the Internal Revenue Code.

     Unless the Purchase Plan is terminated earlier, the Purchase Plan will terminate on the date on which all shares available for issuance thereunder are sold pursuant to exercised options.

Federal Tax Consequences

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the options issued thereunder. Taxable income will not be recognized until there is a sale or other disposition of the shares of Common Stock acquired under the Purchase Plan or the participant dies while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the commencement date of the offering period during which those shares were purchased, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. If the participant sells or disposes of the purchased shares more than two (2) years after the commencement date of the offering period in which those shares were purchased, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the commencement date of such offering period. Any additional gain upon the sale or disposition will be taxed as a long-term capital gain.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the commencement date of the offering period during which those shares were purchased will constitute ordinary income in the year of death.

     If the purchased shares are sold or otherwise disposed of within two (2) years after the commencement date of the offering period during which those shares were purchased, then the Company will be entitled to an income tax deduction in the year of sale or disposition equal to the amount of ordinary income recognized by the participant as a result of such sale or disposition. In all other cases, no deduction will be allowed.

Accounting Treatment

     Under present accounting principles, the issuance of Common Stock under the Purchase Plan will not result in a direct compensation expense to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact the options granted under the Purchase Plan would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense.

Plan Benefits

     The table on the following page shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated groups, the following information with respect to Purchase Plan transactions effected during the period from January 1, 1996 to December 31, 1996: (i) the number of shares of Common Stock purchased under the Purchase Plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.

================================================================================

         Name                                   Number of         Weighted
                                                 Shares            Average
                                                Purchased       Purchase Price
--------------------------------------------------------------------------------
Theodore J. Smith                                  --                 --
Chairman of the Board, President
and Chief Executive Officer
--------------------------------------------------------------------------------
Mark S. St. Clare                                  --                 --
Senior Vice President - Finance
Chief Financial Officer
--------------------------------------------------------------------------------
Lewis H. Carpenter, Jr.                            --                 --
Vice President of the Company
and President - Saros Business Unit
--------------------------------------------------------------------------------
Bruce A. Waddington                                --                 --
Senior Vice President - Engineering
and Chief Technology Officer
--------------------------------------------------------------------------------
Fred H. Selby                                     296             $26.12
Senior Vice President - North American Sales
--------------------------------------------------------------------------------
All current executive officers as a group       1,402             $27.11
(10 persons)
--------------------------------------------------------------------------------
All employees, including current officers      36,291             $27.29
who are not executive officers, as a group
(400 persons)
================================================================================

New Plan Benefits

     As of March 21, 1997, no options had been granted and no shares of Common Stock had been issued on the basis of the 150,000-share increase for which stockholder approval is sought under this Proposal.

Stockholder Approval

     The affirmative vote of a majority of the Company's voting stock present or represented and entitled to vote at the Meeting is required for approval of the amendment increasing the share reserve of the Purchase Plan. If such approval is not obtained, then the share increase to the Purchase Plan will not become effective, and the Purchase Plan will terminate once the balance of the share reserve as last approved by the stockholders has been issued under the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ended December 31, 1996, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending December 31, 1997. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor.

     Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.

                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     All proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by December 12, 1997, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may be presented for consideration at the Meeting. However, if any other matter is presented properly for consideration and action at the Meeting, or any adjournment or postponement thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                        By Order of the Board of Directors,

                                        /s/  Mark S. St. Clare

                                        Mark S. St. Clare
                                        Secretary
                                        Dated:  April 11, 1997

- ------------------------------------------------------------------------------

                               FILENET CORPORATION
                             1995 STOCK OPTION PLAN

                 AS AMENDED AND RESTATED THROUGH MARCH 20, 1997

                                   ARTICLE ONE

                               GENERAL PROVISIONS


     I. PURPOSE OF THE PLAN


     This 1995 Stock Option Plan is intended to promote the interests of FileNet Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     This Plan shall serve as the successor to the Corporation's existing Second Amended and Restated Stock Option Plan (the "Predecessor Plan"), and no further option grants or share issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding stock options under the Predecessor Plan on the Effective Date shall be incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each outstanding option grant so incorporated shall continue to be governed solely by the express terms and conditions of the agreement evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder. Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into five separate equity programs:

          - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          - the Salary Reduction Option Grant Program under which eligible employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock,

          - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly without any intervening option grant,

          - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

          - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have the sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Except to the extent the Primary Committee is granted sole and exclusive authority under one or more specific provisions of the Plan, administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to such persons. The members of the Secondary Committee may be individuals who are Employees.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     E. The Primary Committee shall have the sole and exclusive authority to select the eligible individuals who are to participate in the Salary Reduction Option Grant Program, but all option grants under the Salary Reduction Option Grant Program shall be made in accordance with express terms of that program and the Primary Committee shall exercise no discretion with respect to the terms of those grants. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

     IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

               (i) Employees,

               (ii) non-employee Board members, and

               (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only the Company's executive officers and other highly-compensated Employees shall be eligible to participate in the Salary Reduction Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Qualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her subsequent re-election to the Board.

     F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

     V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,712,415 shares. Such share reserve is comprised of (i) the 2,112,415 shares of Common Stock which remained available for issuance under the Predecessor Plan as of the Effective Date, including the shares subject to the outstanding option grants under the Predecessor Plan which have been incorporated into this Plan and the additional shares of Common Stock available for future grant under the Predecessor Plan, (ii) an additional increase of 350,000 shares of Common Stock previously authorized by the Board and approved by the Corporation's stockholders at the 1995 Annual Meeting, (iii) an additional increase of 650,000 shares of Common Stock authorized by the Board in March 1996, and approved by the stockholders at the 1996 Annual Meeting, plus (iv) a further increase of 600,000 shares of Common Stock authorized by the Board on March 20, 1997, subject to stockholder approval at the 1997 Annual Meeting. In no event, however, shall any person participating in the Plan receive stock options and direct stock issuances under this Plan for more than 200,000 shares of Common Stock per calendar year, beginning with the 1995 calendar year.

     B. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the option exercise or direct issue price paid per share pursuant to the
Corporation's repurchase rights under the Plan shall also be available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under this Plan per calendar year,
(iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


                                 I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

     1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable
     Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Effect of Termination of Service.

     1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

          (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

          (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

          (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          (v) In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Qualified Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Options may only be granted to Employees.

     B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.


     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan following the consummation of the Corporate Transaction.

     E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option under the Federal tax laws.

     H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE THREE

                      SALARY REDUCTION OPTION GRANT PROGRAM

     I. OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Reduction Option Grant Program is to be in effect and to select the Employees eligible to participate in the Salary Reduction Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Reduction Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%). However, the minimum amount of such salary reduction must be not less than the greater of (i) five percent (5%) of his or her rate of base salary for that calendar year or (ii) Ten Thousand Dollars ($10,000.00) and must not be more than the lesser of (i) twenty five percent (25%) of his or her rate of base salary for the calendar year or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this 1997 Restatement at the 1997 Annual Stockholders Meeting will constitute pre-approval of each option subsequently granted pursuant to the express terms of this Salary Reduction Option Grant Program and the subsequent exercise of that option in accordance with its terms.

     II. OPTION TERMS

     Each option shall be a Non-Qualified Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

     A. Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A ) (B x 66-2/3%), where

          X is the number of option shares,

          A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. The grant of options under the Salary Reduction Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.         REMAINING TERMS

     The remaining terms of each option granted under the Salary Reduction Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR


                             STOCK ISSUANCE PROGRAM

     I. STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A. Issue Price. The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

     B. Vesting Provisions.

          1. The Primary Committee shall have the sole and exclusive authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any Parent or Subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

          2. All other shares of Common Stock authorized for issuance under the Stock Issuance Program by the applicable Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

               (i) For any shares which are to vest solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least three (3) years measured from the issue date of such shares.

               (ii) For any shares which are to vest upon the Participant's completion of a designated Service requirement and the Corporation's attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one
          (1) year measured from the issue date of such shares.

          3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          4. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          6. The Primary Committee shall have the sole and exclusive authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Primary Committee determines such waiver to be an appropriate severance benefit for the Participant.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen
(18) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen
(18) months following the effective date of any Change in Control.

     III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE


                         AUTOMATIC OPTION GRANT PROGRAM


     I. OPTION TERMS

     A. Grant Dates. Option grants shall be made on the dates specified below:

          1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Effective Date shall automatically be granted, on the date of such initial election or appointment (as the case may be), a Non-Qualified Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          2. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is re-elected to serve as a non-employee Board member at such meeting shall automatically be granted a Non-Qualified Option to purchase an additional 3,500 shares of Common Stock, provided such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such 3,500-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation or any Parent or Subsidiary shall be eligible to receive such annual option grants upon their re-election as non-employee Board members at one or more Annual Stockholders Meetings.

          Stockholder approval of this 1997 Restatement at the 1997 Annual Stockholders Meeting will constitute pre-approval of each option subsequently granted pursuant to the express terms of this Automatic Option Grant Program and the subsequent exercise of that option in accordance with its terms.

     B. Exercise Price.

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Automatic Option Grant Program at the time the Optionee ceases to serve as a Board member:

               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested.

               (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

               (iii) In no event shall the option remain exercisable after the expiration of the option term.

     II. SPECIAL ACCELERATION EVENTS

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

     B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

     C. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

     I. OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of July in the calendar year immediately preceding the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable. Stockholder approval of this 1997 Restatement at the 1997 Annual Stockholders Meeting will constitute pre-approval of each option subsequently granted pursuant to the express terms of this Director Fee Option Grant Program and the subsequent exercise of that option in accordance with its terms.

     II. OPTION TERMS

     Each option shall be a Non-Qualified Option governed by the terms and conditions specified below.

     A. Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A ) (B x 66-2/3%), where

               X is the number of option shares,

               A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Board service in the calendar year for which the annual retainer fee which is the subject of his or her election under this Article Six would otherwise be payable. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Article Six, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Article Six at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Article Six shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may, during the three (3)-year period following such cessation of Board service, be exercised for any or all of those shares as fully-vested shares.

     Should the Optionee die while holding one or more options under this Article Six, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS


     I. FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II. TAX WITHHOLDING

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     III. EFFECTIVE DATE AND TERM OF PLAN

     A.  The  Plan  became   effective   upon  approval  by  the   Corporation's
stockholders at the 1995 Annual Stockholders Meeting.

     B. The Plan was amended and restated by the Board in March 1996 (the "March 1996 Restatement") to effect the following revisions: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 650,000 shares to 3,112,415 shares and (ii) increase the limit on the maximum number of shares of Common Stock which may be issued under the Plan prior to the required cessation of further Incentive Option grants by an additional 650,000 shares to a total of 3,050,000 shares of Common Stock. The March 1996 Restatement became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1996 Annual Meeting.

     C. The Plan was again amended and restated on March 20, 1997 (the "1997 Amendment") to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 600,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) eliminate the plan limitation which precluded the grant of additional Incentive Options once the number of shares of Common Stock issued under the Plan, whether as vested or unvested shares, exceeded 3,050,000 shares, (iv) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1997 Amendment is subject to stockholder approval at the 1997 Annual Meeting, and no option grants made on the basis of the 600,000-share increase under the 1997 Amendment shall become exercisable in whole or in part unless and until the 1997 Amendment is approved by the stockholders. Should such stockholder approval not be obtained at the 1997 Annual Meeting, then each option grant made pursuant to such 600,000-share increase shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to the 1997 Amendment shall automatically be reinstated, and option grants may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All option grants made prior to the 1997 Amendment shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1997 Amendment shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

     D. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to extend one or more provisions of the Discretionary Option Grant Program, including (without limitation) the vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control, to one or more outstanding stock options under the Predecessor Plan which are incorporated into this Plan on the Effective Date but which do not otherwise contain such provisions.

     E. The Plan shall terminate upon the earliest of (i) May 24, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon a clause (i) plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Reduction Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B. Board shall mean the Corporation's Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Common Stock shall mean the Corporation's common stock.

     F.   Corporate   Transaction   shall   mean   either   of   the   following
stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or


          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean FileNet Corporation, a Delaware corporation.

     H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

                                      A-1.

     I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     J. Effective Date shall mean the date of the 1995 Annual Stockholders Meeting, provided the Plan is approved by the stockholders at that meeting.

     K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there are no high or low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange. If there are no high and low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

     N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     R. Non-Qualified Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Reduction Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


     U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W. Plan shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

     X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Y. Predecessor Plan shall mean the Corporation's Second Amended and Restated Stock Option Plan, pursuant to which 3,250,000 shares of Common Stock have been authorized for issuance.

                                      A-3.

     Z. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

     AA. Salary Reduction Option Grant Program shall mean the salary reduction grant program in effect under the Plan.

     BB. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     CC. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     DD. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     EE. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     FF. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     GG. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     HH. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II. 10% Stockholder shall mean the owner of stock (as determined under Code
Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                      A-4.

- ------------------------------------------------------------------------------

                             FILENET CORPORATION
                   1988 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
                (As Amended and Restated through March 20, 1997)


     FileNet Corporation, a Delaware corporation (the "Company"), hereby adopts this 1988 Employee Qualified Stock Purchase Plan (the "Q.S.P. Plan").

     I. Purpose. The purpose of the Q.S.P. Plan is to assist employees of the Company in acquiring stock ownership interests in the Company, pursuant to a plan which qualifies as an "employee stock purchase plan" under Code Section
423. The Q.S.P. Plan is intended to help employees provide for their future security, and to encourage them to remain in the employ of the Company.

     2. Definitions. Whenever one of the following terms is used in the Q.S.P. Plan with the first letter or letters capitalized, it shall have the following meaning unless the context clearly indicates to the contrary (such definitions to be equally applicable to the singular and plural forms of the terms defined):

     (a) "Administrator" shall mean the Company, acting through the Board of Directors or its delegate.

     (b) "Authorization Card" shall mean the form prescribed by the Administrator, which shall include a form of stock purchase agreement pursuant to which an Eligible Employee shall purchase shares of Stock under the Q.S.P. Plan and a form of payroll deduction authorization pursuant to which such Eligible Employee shall authorize the Company to deduct such Eligible Employee's contributions under the Q.S.P. Plan.

     (c) "Base Pay" shall mean the base pay payable to an Employee on each Payday as cash compensation for services to the Company. "Base Pay" shall exclude overtime payments, sales commissions, incentive compensation, bonuses, and other special payments, except to the extent that the inclusion of any such item is specifically designated by the Administrator.

     (d) "Board of Directors" shall mean the Board of Directors of the Company.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Company" shall mean FileNet Corporation, a Delaware corporation.

     (g)  "Eligible   Employee"  shall  mean  any  Employee  who  satisfies  the requirements of Section 4.

     (h) "Employee" shall mean any person who renders services to the Company in the status of an employee within the meaning of Code Section 3121(d). "Employee" shall not include any director of the Company who does not render services to the Company in the status of an employee within the meaning of Code Section 3121(d).

     (i) "Enrollment Period" shall mean the two week period preceding each Offering Period determined in accordance with Subsection 6(b).

     (j)  "Offering  Period"  shall mean each six month  period as  provided  in
Section 5. Options shall be granted on the first day of an Offering Period and exercised on the last day of Offering Period, as provided in Section 8.

     (k) "Option" shall mean an option granted to an Eligible Employee to purchase shares of Stock under the Q.S.P. Plan.

     (l) "Option Price" shall mean the per share exercise price of shares of Stock to be purchased pursuant to an Option, as provided in Section 9.

     (m) "Parent Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (n)  "Payday"  of  an  Employee   shall  mean  the  regular  and  recurring
established day for payment of cash compensation to Employees in the same classification or position.

     (o) "Q.S.P. Plan" shall mean the FileNet Corporation 1988 Employee Qualified Stock Purchase Plan.

     (p) "Subsidiary Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (q) "Stock" shall mean the shares of the Company's Common Stock, $.01 par value.

     3. Stock Subject to the Q.S.P. Plan.

     (a) Subject to Section 14, the shares of Stock which may be sold pursuant to Options granted under the Q.S.P. Plan shall not exceed 600,000 shares.

     (b) The Company shall reserve for issuance under the Q.S.P. Plan 600,000 shares of either the Company's authorized but unissued Stock or Stock held in the Company's treasury.

     (c) Any adjustment to the number of shares of Stock received for issuance under the Q.S.P. Plan shall be made only in accordance with Sections 14 (relating to recapitalization) and 17 (relating to amendments of the Q.S.P.
Plan).

     4. Eligibility. Each Employee of the Company who on the first day of any Enrollment Period:

     (a) has been employed by the Company for not less than one (1) year,

     (b) is customarily employed by the Company for more than twenty (20) hours per week, and

     (c) is customarily employed by the Company for more than five (5) months per calendar year,

     shall become an Eligible Employee on such day.

     5. Offering Periods. Options shall be granted under the Q.S.P. Plan in successive six month Offering Periods until the earlier of the maximum number of shares subject to sale pursuant to Options have been sold, or the Q.S.P. Plan is terminated. The Administrator shall determine, in its discretion, the date of commencement of the first and each Offering Period thereafter; provided, that no Offering Period shall commence during any other Offering Period.

     6. Participation in the Q.S.P. Plan.

     (a) Each Eligible Employee may elect to participate in the Q.S.P. Plan for an Offering Period by submitting to the Administrator a completed and executed Authorization Card in accordance with subsection (b). An Eligible Employee who elects to participate in the Q.S.P. Plan for an Offering Period shall elect on such Authorization Card a whole percentage of Base Pay (such percentage to equal 1%, 2%, 3%, 4% or 5%) to be withheld by payroll deduction, which upon the exercise of the Option granted to such Eligible Employee with respect to such Offering Period, shall be contributed to the Company as payment for shares of Stock purchased pursuant to the Option.

     (b) The Authorization Card must be submitted to the Administrator during (the "Enrollment Period") the two-week period commencing one month prior to the first day of the Offering Period and ending two weeks prior to the first day of the Offering Period in order to participate in the Q.S.P. Plan during such Offering Period.

     (c) Except as otherwise provided in subsection (b) and Section 11, an Employee's Authorization Card shall operate with respect to each Offering Period commencing after delivery of the Authorization Card to the Administrator for which such Employee is an Eligible Employee.

     7. Payroll Deductions.

     (a) Cash compensation payable to an Eligible Employee who elects to participate in the Q.S.P. Plan for an Offering Period shall be reduced each Payday through payroll deductions by an amount equal to the whole percentage of Base Pay payable on such Payday elected by the Eligible Employee under Section 6.

     (b) The amount of each Eligible Employee's payroll deduction shall be held by the Company and credited to an account established for such Eligible Employee. The Company shall not pay any interest on the funds credited to an Eligible Employee's account under the Q.S.P. Plan.

     (c) An Eligible Employee participating in the Q.S.P. Plan may change his or her payroll deduction percentage for any Offering Period by submitting a new Authorization Card to the Administrator during the Enrollment Period. Such change in payroll deduction percentage shall become effective on the first day of the Offering Period.

     (d) During a leave of absence from the Company which is approved by the Company and which meets the requirements of Treasury Regulation Section 1.421-7(h)(2), an Eligible Employee's payroll deductions shall be suspended, and at the election of such Eligible Employee, such Eligible Employee may make cash payments to the Company in lieu of payroll deductions on each Payday equal to the dollar amount of the payroll deduction made for such Eligible Employee for the Payday next preceding the first day of such Eligible Employee's leave of absence.

     8. Grant of Options; Exercise of Options.

     (a) Each Eligible Employee participating in the Q.S.P. Plan shall be granted an Option for each Offering Period for which such Eligible Employee elects to participate on the first day of the Offering Period. The term of each Option shall end on the last day of the Offering Period for which the Option is granted, and such Option shall expire immediately thereafter. The number of shares of Stock subject to each Option shall be the quotient of the total payroll deductions made for the Eligible Employee during the Offering Period, divided by the Option Price, excluding fractional shares of Stock. However, the maximum number of shares of Stock purchasable per Eligible Employee on the last day of an Offering Period shall not exceed 1,000 shares, subject to periodic adjustment in the event of certain changes in the Company's capitalization, as provided in Section 14.

     (b) Except as otherwise provided in subsection (c), each Eligible Employee participating in the Q.S.P. Plan shall be deemed to have exercised his or her Option on the last day of the Offering Period, to the extent that the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan is sufficient to purchase, at the Option Price, whole shares of Stock. No fractional shares of Stock shall be purchased upon the exercise of the Option and any funds credited to such Eligible Employee's account, remaining after the purchase of whole shares of Stock upon exercise of an Option, shall remain credited to such Eligible Employee's account and carried forward for purchase of shares of Stock pursuant to the Option, if any, granted to such Eligible Employee for the next following Offering Period. However, any payroll deductions not applied to the purchase of Stock by reason of the limitation on the maximum number of shares purchasable by the Eligible Employee on the last day of the offering period shall be promptly refunded.

     (c) An Eligible Employee's Option shall not be exercised on the last day of the Offering Period if such Eligible Employee instructs the Administrator in writing at least two weeks prior to the last day of the Offering Period that such Option is not to be exercised. Within sixty (60) days after receipt of such instruction, the Administrator shall pay to such Eligible Employee in cash in one lump sum the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan, without the payment of any interest thereon. In accordance with subsection 11(c), such Eligible Employee shall not be eligible to rejoin any Offering Period after his or her participation in that Offering Period ceases in accordance with subsection 11(a).

     (d) If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares remaining unsold under the Q.S.P. Plan (after deduction of all shares for which Options have theretofore been exercised), the Administrator shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Eligible Employees which have not been applied to the purchase of shares of Stock shall be paid to such Eligible Employees in cash in one lump sum within sixty (60) days after such pro rata allocation without payment of any interest thereon.

     (e) Notwithstanding any provision in this Section to the contrary, an Eligible Employee shall not be granted an Option:

          (i) if, immediately after the Option is granted, such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, any Parent Corporation or any Subsidiary Corporation. For purposes of determining stock ownership under this paragraph, the rules of Code Section 425(d) shall apply and stock which an Eligible Employee may purchase under outstanding options held by such Eligible Employee shall be treated as stock owned by such Eligible Employee; or

          (ii) which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation, which qualify under Code Section 423, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purpose of the limitations imposed by this paragraph, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option (but in no case may such rate exceed $25,000 of the fair market value of such stock determined at the time such option is granted for any one calendar year), and a right to purchase stock which has accrued under the option may not be carried over to any other option.

     9. Option Price.

     (a) The per share exercise price of each Option (the "Option Price") shall be an amount equal to the lesser of:

          (i) 85% of the fair market value of a share of Stock on the date the Option is granted (the first day of the Offering Period); or

          (ii) 85% of the fair market value of a share of the Stock on the date such Option is exercised (the last day of the Offering Period).

     (b) For purposes of subsection (a), the fair market value of a share of Stock as of a given date shall be:

          (i) the closing price of a share of Stock on the principal exchange on which shares of Stock are then trading, if any, on the trading day next preceding such date;

          (ii) if such Stock is not traded on an exchange but is quoted on the Nasdaq National Market or any successor quotation system, (1) the mean between the high and low selling prices for the Stock on the trading day next preceding such date, as such prices are reported on the Nasdaq National Market or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the trading day next preceding such date as reported by NASDAQ or such successor quotation system;

          (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on the trading day next preceding such date as determined in good faith by the Administrator; or

          (iv) if the Stock is not publicly traded, the fair market value established by the Administrator acting in good faith.

     10. Issuance of Certificates.

     (a) The Administrator shall, within sixty (60) days after the exercise of any Option, deliver to the Eligible Employee exercising the Option a certificate evidencing the whole shares of Stock purchased by such Eligible Employee under the Q.S.P. Plan from funds credited to such Eligible Employee's account.

     (b) In the event the Administrator is required to obtain authority to issue certificates for any shares of Stock purchased by an Eligible Employee under the Q.S.P. Plan from any commissioner or agency, the Administrator will seek to obtain such authority. If the Administrator is unable, after reasonable efforts, to obtain such authority, the Administrator and the Company shall be relieved from all liability and shall pay to each such Eligible Employee the balance of payroll deductions credited to each such Eligible Employee's account under the Q.S.P. Plan in cash in one lump sum as soon as practicable, without the payment of any interest thereon.

     11. Cessation of Participation.

     (a) An Eligible Employee shall cease to participate in the Q.S.P. Plan in the event that:

          (i) the Administrator receives written instructions from the eligible Employee to terminate such Eligible Employee's participation in the Q.S.P. Plan;

          (ii) the Eligible Employee resigns or is discharged from employment by the Company;

          (iii) the Eligible Employee has a leave of absence from the Company (other than a leave of absence which is approved by the Company and which meets the requirements of Treasury Regulation Section 1.421-7(h)(2)); or

          (iv) the Eligible Employee dies.

     (b) Upon cessation of participation by an Eligible Employee, such Eligible Employee's payroll deductions shall cease. If such cessation of participation occurs during the last two weeks of an Offering Period (and is not as a result of Eligible Employee's resignation or discharge from employment by the Company), such Eligible Employee's Option shall be exercised on the last day of the Offering Period in accordance with Section 8(b). Upon any other cessation of participation, any balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan shall be paid to the Employee in cash in one lump sum as soon as practicable after cessation of participation, without payment of any interest thereon.

     (c) An Eligible Employee shall not be eligible to rejoin an Offering Period after his or her participation in that Offering Period ceases under subsection 11(a).

     12. Transfer of Option. Options granted pursuant to the Q.S.P. Plan shall not be transferable by an Eligible Employee, other than by will or the laws of descent and distribution, and shall be exercisable during the Eligible Employee's lifetime only by such Eligible Employee.

     13. Beneficiary. Each Eligible Employee shall designate on his or her Authorization Card a beneficiary or beneficiaries and may, without such beneficiaries' consent, change such designation. Any designation shall be effective only after it is received by the Administrator and shall be controlling over any disposition by will or otherwise. Upon the death of an Eligible Employee, the balance of payroll deductions credited to such Eligible Employee's account shall be paid or distributed to the designated beneficiary or beneficiaries, or in the absence of such designation, to the executor or administrator of the Eligible Employee's estate, and in either event the Administrator and the Company shall not be under any further liability to anyone.

     14. Recapitalization. If there shall be any change in the Stock subject to the Q.S.P. Plan or the Stock subject to any Option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2% of the fair market value of the Stock) or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Administrator to (i) the aggregate number of shares subject to the Q.S.P. Plan, (ii) the maximum number of shares which any one individual may purchase per Offering Period and (iii) the number of shares and the price per share subject to outstanding Options in order to preserve, but not to increase, the benefits of the Eligible Employees hereunder; provided, however, that subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any such merger, consolidation or reorganization, every Option outstanding shall terminate, unless the surviving corporation shall (subject to applicable provisions of the Code) issue a new option therefor or assume (with appropriate changes) the existing Option. If the Option shall terminate by reason of such merger, consolidation, or reorganization, then any provision herein to the contrary notwithstanding, any Option held by an Eligible Employee may be exercised, in whole or in part, by such Eligible Employee at any time prior to or concurrently with consummation of such merger, consolidation or reorganization.

     15. Rights as a Stockholder. An Eligible Employee shall have no rights as a stockholder with respect to any shares of Stock covered by Options until the date of the issuance of a certificate for such shares of Stock. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as otherwise expressly provided herein.

     16. Costs; Indemnification.

     (a) All costs and expenses incurred in administering the Q.S.P. Plan shall be paid by the Company.

     (b) In addition to such other rights of indemnification as the Administrator may have as a director or officer of the Company, the Company shall indemnify and hold the Administrator harmless against any and all liability, loss, costs, damages, attorneys' fees and other expenses the Administrator may sustain or incur in connection with administration of the Q.S.P. Plan, except for liability, loss, costs, damages, attorneys' fees and other expenses caused by the negligence of the Administrator or his agent; provided, that within 60 days after the institution of any action, suit or proceeding the Administrator shall in writing offer the Company the opportunity to handle, prosecute or defend the same, at the Company's own expense. The Administrator shall have the right, but not the obligation, to adjust, settle, or compromise any claim, obligation, debt, demand, suit or judgment against the Administrator, and if such settlement is approved by independent legal counsel selected by the Company then the Company shall reimburse the Administrator for all sums of money the Administrator may pay or become liable to pay against which the Administrator is indemnified hereunder.

     17. Amendment or Termination of the Q.S.P. Plan. The Board of Directors may at any time, with respect to any shares of Stock not then subject to Options, suspend or terminate the Q.S.P. Plan, and may amend the Q.S.P. Plan from time to time as the Board of Directors may deem advisable; provided, however, that except as provided in Section 14 hereof, the Board of Directors shall not amend the Q.S.P. Plan in the following respect without the affirmative vote of approval by a majority of the outstanding shares of Stock of the Company:

     (a) To increase the maximum number of shares of Stock subject to the Q.S.P. Plan;

     (b) To change the designation or class of employees eligible to receive Options under the Q.S.P. Plan; or

     (c) In any manner which would cause the Q.S.P. Plan to no longer be an employee stock purchase plan under Code Section 423.

     18. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options shall be deposited in the account of the general corporate funds of the Company.

     19. Effective Date of Q.S.P. Plan. The Q.S.P. Plan was adopted by the Board of Directors on March 2, 1988 and was approved by the stockholders of the Company on April 25, 1988. On June 15, 1988, the Board approved the First Amendment to the 1988 Plan, which amendment did not require stockholder approval.

     The Second Amendment to the Q.S.P. Plan, which increased the number of shares of Stock available for issuance thereunder from 100,000 to 150,000 shares, was adopted by the Board of Directors on April 18, 1990 and approved by the Company's Stockholders at the 1990 Annual Meeting.

     The Third Amendment to the Q.S.P. Plan, which increased the number of shares of Stock available for issuance thereunder from 150,000 to 350,000 shares, was adopted by the Board of Directors on April 11, 1991 and approved by the stockholders of the Company on June 10, 1991.

     On April 5, 1994, the Board of Directors authorized an additional increase in the number of shares of Stock reserved for issuance under the Q.S.P. Plan from 350,000 to 400,000 shares. The stockholders of the Company approved that increase at the 1994 Annual Meeting held on June 14, 1994.

     On March 31, 1995, the Board of Directors authorized another increase in the number of shares of Stock reserved for issuance under the Q.S.P. Plan from 400,000 to 450,000 shares. The Company's stockholders approved that increase proposal at the 1996 Annual Meeting held on May 8, 1996.

     On March 20, 1997, the Board of Directors authorized a further increase in the number of shares of Stock reserved for issuance under the Q.S.P. Plan from 450,000 to 600,000 shares, subject to approval by the stockholders at the 1997 Annual Meeting. No options shall be granted under the Q.S.P. Plan in reliance on such 150,000-share increase, and no shares of Stock shall accordingly be issued on the basis of such increase, unless and until that increase has been approved by the Company's stockholders at the 1997 Annual Meeting.

     20. No Rights as an Employee. Nothing in the Q.S.P. Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the right of the Company to terminate the employment of any person at any time with or without cause.

     21. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Q.S.P. Plan.

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                                   DETACH HERE

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PROXY
                               FILENET CORPORATION
                              3565 Harbor Boulevard
                              Costa Mesa, CA 92626
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Theodore J. Smith and Mark S. St. Clare as Proxies or either one of them acting alone, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of FileNet Corporation (The "Company"), held of record by the undersigned on March 21, 1997 at the 1997 Annual Meeting of Stockholders to be held at 9:00 a.m. local time, on May 20, 1997, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, and any adjournment thereof ("the Meeting").

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE (SEE REVERSE SIDE)

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                                   DETACH HERE

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    Please mark
[X] votes as in
    this example

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election to the Board of ALL the nominees listed below and FOR proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

1. Election of Directors

   Nominees: Theodore J. Smith, Frederick K. Fluegel, John C. Savage and William P. Lyons

   FOR ALL NOMINEES [_]     WITHHOLD FROM ALL NOMINEES [_]

   [_] _______________________________________

   To withhold a vote for any individual nominee, write the nominee's name in the space provided above.

2. To approve amendments to the 1995 Stock Option Plan, including increasing the number of shares of Common Stock available for issuance thereunder by an additional 600,000 shares.

   FOR [_]          AGAINST[_]          ABSTAIN [_]

3. To approve an amendment to the 1988 Employee Qualified Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 150,000 shares.

   FOR [_]          AGAINST[_]          ABSTAIN [_]

4. To transact such other business as may properly come before the meeting.

Please date this Proxy and sign it exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

Signature: ________  Date:__________  Signature:  _____________  Date: _________